Exhibit 99.1
FIRST QUARTER 2011 Investor Presentation

Cautionary Note Regarding Forward-looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus' risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 7) adequacy of Validus' loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus' ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus' investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 INVESTOR PRESENTATION FIRST QUARTER 2011

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed certain schedules containing underwriting income, net operating income (loss), annualized return on average equity and diluted book value per common share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), finance expenses, fair value of warrants issued, transaction expenses, net realized gains (losses) on investments, net unrealized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net income is the most directly comparable GAAP measure. Net operating income focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, net unrealized gains on investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding stock options and warrants, divided by the sum of unvested restricted shares, stock options, warrants and share equivalents outstanding (assuming their exercise). Reconciliations to the most comparable GAAP measure for both net operating income and diluted book value per share can be found at the end of this presentation. 3 INVESTOR PRESENTATION FIRST QUARTER 2011

Selected Market Information at March 31, 2011 Exchange / Ticker: NYSE / "VR" Share Price: $33.33 Primary Shares Outstanding: 98,288,177 Primary Market Capitalization $3.28 billion Annual Dividend/Yield: $1.00 per share (3.00%) Analyst Coverage: Matt Carletti, JMP Securities Jay Cohen, Bank of America Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Amit Kumar, Macquarie Brian Meredith, UBS Michael Paisan, Stifel Nicolaus Josh Shanker, Deutsche Bank 4 INVESTOR PRESENTATION FIRST QUARTER 2011

Validus Overview Focus on short-tail classes of insurance and reinsurance Business mix balanced between insurance and reinsurance Leadership position in property catastrophe reinsurance Global operating platform Active capital management Transparent risk disclosure 5 INVESTOR PRESENTATION FIRST QUARTER 2011

6 Last Twelve Months GPW through March 31, 2011 of $2.0 billion Balanced by Class: 50% Property, 28% Marine, 22% Specialty Validus Re Gross Premiums Written Last Twelve Months: $1.072 billion Talbot Gross Premiums Written Last Twelve Months: $973.6 million Validus is Diversified in Short-Tail Specialty Classes (a) $2.0 billion consolidated Gross Premiums Written reflects $76.2 million of intersegment eliminations. Validus Re Gross Premiums Written and Talbot Gross Premiums Written do not. INVESTOR PRESENTATION FIRST QUARTER 2011

Balanced Between Insurance & Reinsurance 7 Reinsurance (%) Insurance (%) (a) Based on 2010 gross premium written except TRH and ACGL based on net premium written. (b) Source: SEC filings and other public disclosures. INVESTOR PRESENTATION FIRST QUARTER 2011

Focused on Short-Tail Specialty Classes 8 Short Tail (%) Long Tail (%) (a) Based on 2010 gross premium written except TRH and ACGL based on net premium written. (b) Source: SEC filings and other public disclosures. INVESTOR PRESENTATION FIRST QUARTER 2011

Property Cat Reinsurance is Important but not Dominant 9 Property Cat Reinsurance, (% of total) Other Short Tail (% of total) Long Tail (% of total) (a) Based on 2010 gross premium written except TRH and ACGL based on net premium written. (b) Source: SEC filings and other public disclosures. INVESTOR PRESENTATION FIRST QUARTER 2011

Validus Shareholders' Equity vs. Selected Peers Peer Comparison - Q1 2011 Common Shareholders' Equity in $US Billions 10 (a) Includes VR and companies reporting earnings through May 6, 2011. Source: SNL Financial and company reports INVESTOR PRESENTATION FIRST QUARTER 2011

Rate Environment - Validus Re 11 U.S. Catastrophe Rate on Line Index (a) Index value of 100 in 1990. Source: Guy Carpenter & Company, LLC INVESTOR PRESENTATION FIRST QUARTER 2011

Rate Environment - Talbot 12 Talbot Composite Rate Index (a) Rate index reflects the whole account rate change, as adjusted for changes in exposure, inflation, attachment point and terms and conditions. INVESTOR PRESENTATION FIRST QUARTER 2011

Global Operating Platform Based on Lloyd's Infrastructure Worldwide Operating Platform Latin American operations Onshore energy team Aviation team Singapore branch office European representative office Dubai 13 (a) Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational description see the company's most recent Annual Report on Form 10-K. INVESTOR PRESENTATION FIRST QUARTER 2011

First Quarter 2011 Financial Results Quarterly Highlights 14 (20.2)% ROAE and (19.4)% net operating ROAE (a) VR diluted book value per share, operating income and operating ROAE are non-GAAP financial measures. (b) ROAE and operating ROAE are presented on an annualized basis. 143.0% combined ratio (144.5% at Validus Re and 132.2% at Talbot) Net loss of $(172.4) million and diluted EPS of $(1.78) Net operating loss of $(165.4) million and diluted operating EPS of $(1.71) Diluted book value per share of $31.32 4.3% decline (including dividend) in Q1'11 INVESTOR PRESENTATION FIRST QUARTER 2011

Growth in Diluted Book Value Per Share Plus Accumulated Dividends 14.2% Compound Annual Growth in Dividend Adjusted Diluted BVPS Through March 31, 2011 15 INVESTOR PRESENTATION FIRST QUARTER 2011

Compound Growth in Diluted Book Value per Share - Since Validus IPO 16 Source: SNL Financial and company reports. (a) Includes VR and companies reporting earnings through May 5, 2011. (b) VR starting point is Pro Forma diluted BVPS at June 30, 2007 of $20.89 as reported in the IPO Prospectus. (c) Diluted book value per share calculation includes impact of quarterly dividends. (d) GLRE is basic book value per share including dividends. INVESTOR PRESENTATION FIRST QUARTER 2011

Validus Holdings, Ltd. - Quarterly Comparison Gross premiums written decreased 2.4% to $849.9 million 2.8% decrease in Talbot, 4.5% decrease in Validus Re Net premiums written decreased 5.1% to $740.1 million 10.0% decrease in Validus Re, 14.8% increase in Talbot Underwriting loss increased 17.4% to $(184.5) million Reduced identified loss events largely offset by reduction in net premiums earned Net investment income decreased from fourth quarter 2010 by $1.0 million to $30.0 million Annualized effective investment yield declined 6bps to 2.06% 17 (a) Q1 2011 impacted by $148.9 million Tohoku earthquake, $52.4 million Gryphon Alpha mooring failure, $41.9 million Christchurch earthquake , $31.0 million Brisbane floods and $19.5 million CNRL Horizon explosion. Q1 2010 impacted by $293.1 million Chilean earthquake, $18.2 million Melbourne hailstorm and $12.6 million Windstorm Xynthia. INVESTOR PRESENTATION FIRST QUARTER 2011

2011 Q1 Growth (Decline) in Adjusted Diluted Book Value per Share 18 Source: SNL Financial and company reports. Adjusted for dividends paid in the quarter. Companies reporting through May 6, 2011. INVESTOR PRESENTATION FIRST QUARTER 2011

Investment Portfolio at March 31, 2011 Total cash and invested assets of $5.89 billion Conservative investment strategy Emphasis on the preservation of invested assets Provision of sufficient liquidity for prompt payment of claims Minimal exposure to equity and alternative asset classes Comprehensive portfolio disclosure Average portfolio rating of AA Minimum average credit quality of AA- Duration of 1.83 years Quarterly average investment yield: 2.06% 19 INVESTOR PRESENTATION FIRST QUARTER 2011

Loss Reserves at March 31, 2011 Validus Gross Reserve Mix Observations Gross reserves for losses and loss expenses of $2.53 billion: $2.08 billion net of reinsurance IBNR represents 57.6% of reserves $293.8 million of event losses in the quarter Talbot has a history of favorable reserve development: $255.6 million since acquisition Favorable reserve development in the quarter of $26.5 million: Talbot favorable development of $15.2 million Validus Re favorable development of $11.3 million 20 INVESTOR PRESENTATION FIRST QUARTER 2011

21 Active Capital Management Quarterly Repurchase Activity Cumulative Repurchase Details From repurchase program inception at November 11, 2009 through May 6, 2011, Validus has repurchased 35.0 million common shares at an average price of $27.04: This represents a total value of $947.2 million This amount is equal to 26.7% of outstanding common shares at the repurchase starting point of September 30, 2009 Remaining repurchase authorization of $382.0 million During the three months ending March 31, 2011 Validus repurchased 195,100 shares for $6.0 million at an average price of $30.77 Validus' principal objective is to use our capital efficiently underwriting primarily short-tail insurance and reinsurance Repurchase and capital return activity will be dictated by market opportunities and prudent risk constraints INVESTOR PRESENTATION FIRST QUARTER 2011

Rationalizing Capacity and Returning Capital Combined proforma shareholders' equity of $4.17 billion at June 30, 2009 Cash consideration to IPC shareholders of $420.8 million Post-closing share repurchases of $947.2 million through March 31, 2011 Post-closing dividends of $181.0 million Shareholders' equity of $3.32 billion at March 31, 2011 22 In total, VR has reduced underwriting capital by $1.55 billion since the IPC acquisition, or 77% of IPC's pre-transaction equity INVESTOR PRESENTATION FIRST QUARTER 2011

Transparent Risk Disclosure - April 1, 2011 Portfolio 23 1:100 year PML equal to 21.1% of quarter end capital, 24.5% of shareholders' equity INVESTOR PRESENTATION FIRST QUARTER 2011

Ratio of 1:100 U.S. Windstorm Risk to Capital Over Time 24 INVESTOR PRESENTATION FIRST QUARTER 2011

Realistic Disaster Scenarios 25 Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS) Estimates as of January 1, 2011, in millions of U.S. Dollars INVESTOR PRESENTATION FIRST QUARTER 2011

FIRST QUARTER 2011 APPENDIX Investor Presentation

Validus Re - Quarterly Segment Results Gross premiums written decreased by 4.5% to $611.2 million Reflects decreases in renewing business offset by increases in reinstatement premium Net premiums earned decreased 11.1% to $252.3 million Increased reinsurance premium ceded due to a new Jan 1, 2011 worldwide quota share and incremental excess of loss purchases reduced both net premiums written and earned Net underwriting income improved by 11.4% Identified loss events of $213.5 million versus $274.4 million 27 (a) Q1 2011 impacted by $101.2 million Tohoku earthquake, $42.9 million Gryphon Alpha mooring failure, $32.4 million Christchurch earthquake, $25.0 million Brisbane floods and $12.0 million CNRL Horizon explosion. Q1 2010 impacted by $243.7 million Chilean earthquake, $18.2 million Melbourne hailstorm and $12.6 million Windstorm Xynthia. INVESTOR PRESENTATION FIRST QUARTER 2011

Talbot - Quarterly Segment Results Gross premiums written decreased by 2.8% to $263.1 million $15.2 million decrease in Property, primarily property treaty, offset by $5.6 million increase in Specialty, primarily war, political risk and violence Net premiums written increased by 14.8% to $175.6 million Ceded premiums decreased by $30.1 million due to timing of purchases and change in mix of gross premiums Net underwriting income decreased by $39.2 million Identified loss events of $80.3 million versus $49.5 million 28 (a) Q1 2011 impacted by $47.8 million Tohoku earthquake, $9.5 million Gryphon Alpha mooring failure, $9.5 million Christchurch earthquake, $7.5 million CNRL Horizon explosion and $6.0 million Brisbane floods. Q1 2010 impacted by $49.5 million Chilean earthquake. INVESTOR PRESENTATION FIRST QUARTER 2011

Impact of Notable Losses During the Quarter - 2011 Q1 29 (a) Based on total notable losses excluding the effect of the reinstatement premium. INVESTOR PRESENTATION FIRST QUARTER 2011 (a) Based on total notable losses excluding the effect of the reinstatement premium.

2010 Lloyd's Syndicate Capacity - In £GBP Millions 30 Source: Lloyd's of London, Moody's and Company Reports

Impact of Capital Management 31 INVESTOR PRESENTATION FIRST QUARTER 2011

Net Operating Income Reconciliation 32 INVESTOR PRESENTATION FIRST QUARTER 2011

Diluted Book Value Per Share Reconciliation 33 (a) Weighted average exercise price for those warrants and stock options that have an exercise price lower than book value per shares. (b) Using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding. INVESTOR PRESENTATION FIRST QUARTER 2011